UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 30, 2016

SBT Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut

(State or Other Jurisdiction of Incorporation)

000-51832	20-4343972
(Commission File Number)	(IRS Employer Identification No.)

86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)

 (860) 408-5493

(Registrant’s Telephone Number, Including Area Code)

86 Hopmeadow Street, P.O. Box 248, Simsbury, CT 06070

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
On March 30, 2016, SBT Bancorp, Inc. (the “Company”) issued a letter to shareholders from Martin J. Geitz,  President & Chief Executive Officer of the Company, and Robert J. Bogino, Chairman of the Board of Directors of the Company, that, among other things, recapped the 2015 operating performance of the Company’s primary subsidiary, The Simsbury Bank & Trust Company, Inc.  A copy of such letter is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(c)           Exhibits
99.1	Letter, dated March 30, 2016, from the President & Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
SBT BANCORP, INC.

By:	/s/ Martin J. Geitz
Name:	Martin J. Geitz
Title:	President & Chief Executive Officer

Dated: March 30, 2016

Exhibit Index
Exhibit No.	Description
99.1	Letter, dated March 30, 2016, from the President & Chief Executive Officer of the Company and the Chairman of the Board of Directors of the Company